Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2022
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue	Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable period time charter contracts (including fixture recaps) which includes contracted revenue linked to the BPI and BCI index calculated as of December 31, 2022, is as follows:

December 31,
2023	$119,311
2024	65,901
2025	41,682
2026	16,934
2027	10,304
Thereafter	32,560
Total	$286,692

Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance. In arriving at the minimum future charter revenues, an estimated off-hire time has been deducted, although such estimate may not be reflective of the actual off-hire in the future.